                                                                  Exhibit (J)(3)


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 13, 2001, relating to the financial statements and financial highlights which appear in the December 31, 2000 Annual Report to Shareholders of the following funds of Goldman Sachs
Trust: Financial Square Prime Obligations Fund, Financial Square Money Market Fund, Financial Square Treasury Obligations Fund, Financial Square Treasury Instruments Fund, Financial Square Government Fund, Financial Square Federal Fund and Financial Square Tax-Free Money Market Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


Boston, Massachusetts                       /s/ PricewaterhouseCoopers LLP
April 12, 2001

                                                                  Exhibit (J)(3)


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 15, 2001, relating to the financial statements and financial highlights which appear in the December 31, 2000 Annual Report to Shareholders of the following funds of Goldman Sachs
Trust: Institutional Liquid Assets Prime Obligations Portfolio, Institutional Liquid Assets Money Market Portfolio, Institutional Liquid Assets Government Portfolio, Institutional Liquid Assets Treasury Obligations Portfolio, Institutional Liquid Assets Treasury Instruments Portfolio, Institutional Liquid Assets Federal Portfolio, Institutional Liquid Assets Tax-Exempt Diversified Portfolio, Institutional Liquid Assets Tax-Exempt California Portfolio, Institutional Liquid Assets Tax-Exempt New York Portfolio, which is also incorporated by reference into the Registration Statement. Also, we hereby consent to the incorporation by reference in the Registration Statement on Form N-1A of our report dated February 15, 2001, relating to the financial statements and financial highlights which appear in the December 31, 2000 Annual Report to Shareholders of the following portfolios of Goldman Sachs Trust: Conservative Strategy Portfolio, Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


Boston, Massachusetts                    /s/ PricewaterhouseCoopers LLP
April 12, 2001